UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2017
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Company’s planned corporate headquarters relocation to Canton, Georgia, Mary C. Cook, the Company’s current Chief Accounting Officer and Controller, informed the Company of her intent not to relocate to the Canton, Georgia facilities. As a result, and in order to expedite the pursuit of other opportunities and an orderly transition of her duties, the terms of the Employment Agreement entered into by and between the Company and Ms. Cook on April 15, 2016 and amended effective as of December 19, 2016 (the “Employment Agreement”) have been amended to reflect that, effective September 8, 2017, Ms. Cook will relinquish her duties as the Company’s Chief Accounting Officer and Controller and thereafter assist the Company in a new, non-executive officer role of Vice President of Finance until March 31, 2018. At such time, Ms. Cook’s employment with the Company shall terminate. Pursuant to the terms of the Employment Agreement, as amended, and absent any intervening event, Ms. Cook’s departure will be treated as a termination “without Cause” thereunder, and Ms. Cook shall be entitled to the corresponding compensation and benefits associated therewith.
The foregoing description of Amendment No. 2 to the Employment Agreement is not complete and is qualified in its entirely by reference to such amendment, which is attached hereto and incorporated herein by reference.
Jillian C. Evanko, the Company’s current Vice President, Chief Financial Officer and Treasurer, will assist Ms. Cook in the orderly transition of her duties during the remainder of Ms. Cook’s tenure with the Company. As a result, on September 8, 2017, the Board elected Ms. Evanko as the Company’s Chief Accounting Officer, in which capacity she will serve in addition to her current position as Vice President, Chief Financial Officer and Treasurer.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description

10.1	Amendment No. 2 to Employment Agreement, dated September 8, 2017, between the Company and Mary C. Cook

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: September 8, 2017
By: /s/ Jillian C. Evanko Jillian C. Evanko Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX
Exhibit No.    Description

10.1	Amendment No. 2 to Employment Agreement, dated September 8, 2017, between the Company and Mary C. Cook

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